RIDGEWORTH VARIABLE TRUST
Supplement dated August 1, 2008 to the
RidgeWorth Variable Trust Prospectus
dated May 1, 2008 for the
Small Cap Value Equity Fund
On August 1, 2008, shares of the Small Cap Value Equity Fund will be available to new investors for purchase.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.